This combined prospectus sets forth concisely the information a prospective retirement plan investor should know before investing in the following funds:
Scudder International Fund, Scudder Growth and Income Fund, Scudder Short Term Bond Fund and Scudder Cash Investment Trust. Please retain it for future reference.

Shares of Scudder Cash Investment Trust are not insured or guaranteed by the U.S. Government. Scudder Cash Investment Trust seeks to maintain a constant net asset value of $1.00 per share but there can be no assurance that the stable net asset value will be maintained.

If you require more detailed information, Statements of Additional Information dated August 1, 1996 for Scudder International Fund, May 1, 1996 for Scudder Growth and Income Fund and Scudder Short Term Bond Fund and November 1, 1996 for Scudder Cash Investment Trust, as amended from time to time, may be obtained without charge by writing Scudder Investor Services, Inc., Two International Place, Boston, MA 02110-4103 or calling 1-800-225-2470. The Statements, which are incorporated by reference into this prospectus, have been filed with the Securities and Exchange Commission.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Contents--see page 7.



Scudder International
Fund
-------------------------------------
August 1, 1996

Scudder Growth and
Income Fund
-------------------------------------
May 1, 1996

Scudder Short Term
Bond Fund
-------------------------------------
May 1, 1996

Scudder Cash
Investment Trust
-------------------------------------
November 1, 1996


Retirement Plan Prospectus



Four pure no-load(TM) mutual funds offering a broad range of investment objectives that can be used for your Retirement Plan.

 Expense information

How to compare a Scudder pure no-load(TM) fund

This information is designed to help you understand the various costs and expenses of investing in Scudder funds. By reviewing this table and those in other mutual funds' prospectuses, you can compare each Fund's fees and expenses with those of other funds. With Scudder's pure no-load(TM) funds, you pay no commissions to purchase or redeem shares, or to exchange from one fund to another. As a result, all of your investment goes to work for you.

1)  Shareholder  transaction  expenses:  Expenses  charged  directly to your  individual  account in a Fund for various transactions.

                                                              Scudder        Scudder         Scudder      Scudder Cash
                                                            International  Growth and       Short Term     Investment
                                                               Fund        Income Fund       Bond Fund        Trust
                                                               ----        -----------       ---------        -----
    Sales commissions to purchase shares                       NONE            NONE           NONE            NONE
    (sales load)
    Commissions to reinvest dividends                          NONE            NONE           NONE            NONE
    Distribution fees*                                         NONE            NONE           NONE            NONE
    Fees to exchange shares                                    NONE            NONE           NONE            NONE

2)  Annual  Fund  operating  expenses:   Expenses  paid  by  a  Fund  before  it distributes its net investment income, expressed as a percentage  of the Fund's average daily net assets for the fiscal year ended March 31, 1996 for
    Scudder  International Fund, December 31, 1995 for Scudder Growth and Income Fund and Scudder Short Term Bond Fund,
    and June 30, 1996 for Scudder  Cash Investment Trust.

    Investment management fee                                  0.82%           0.51%**        0.49%           0.41%
    12b-1 fees                                                  NONE            NONE           NONE            NONE
    Other expenses                                             0.32%           0.28%          0.26%           0.42%
                                                               -----           -----          -----           -----
    Total Fund operating expenses                              1.14%           0.79%**        0.75%           0.83%
                                                               =====           =====          =====           =====

Example
Based on the level of total Fund  operating  expenses  listed  above,  the total expenses  relating  to a $1,000 investment, assuming  a 5% annual  return  and redemption  at the end of each period,  are listed  below.  Investors do not pay these expenses  directly;  they are paid by each Fund before it distributes its net investment income to shareholders.
(As  noted  above,  the  Fund has no redemption fees of any kind.)

    One year                                                 $  12           $   8          $   8           $   8
    Three years                                                 36              25             24              26
    Five years                                                  63              44             42              46
    Ten years                                                  139              98             93             103

See "Fund organization--Investment adviser" for further information about the investment management fee. This example assumes reinvestment of all dividends and distributions and that the percentage amounts listed under "Annual Fund operating expenses" remain the same each year. This example should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown.

*    Please refer to "Transaction information--Tax information."
** These fees reflect the fees which would have been payable for the fiscal year ended December 31, 1995 under the Investment Management Agreement dated August 8, 1995.

 Financial highlights

Scudder International Fund


The following table includes selected data for a share outstanding throughout each period (a) and other performance information derived from the audited financial statements.

If you would like more detailed information concerning the Fund's performance, a complete portfolio listing and audited financial statements are available in the Fund's Annual Report dated March 31, 1996 and may be obtained without charge by writing or calling Scudder Investor Services, Inc.

                                                                 YEARS ENDED MARCH 31,
                                   ------------------------------------------------------------------------------
                                     1996    1995    1994    1993    1992    1991    1990    1989    1988    1987
                                   ------------------------------------------------------------------------------


Net asset value,
 beginning of period ...........   $39.72  $42.96  $35.69  $34.36  $34.69  $37.00  $34.79  $33.43  $44.05  $36.93
                                   ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Income from investment
 operations:
 Net investment
  income .......................      .38     .21     .31     .38     .44     .80     .49     .40     .45     .47
 Net realized and
  unrealized gain (loss)
  on investment
  transactions .................     7.19   (1.03)   7.74    2.64    (.37)   (.39)   5.30    4.15    (.86)  13.07
                                   ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Total from investment
 operations ....................     7.57    (.82)   8.05    3.02     .07     .41    5.79    4.55    (.41)  13.54
                                   ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Less distributions:
 From net investment income ....     (.40)     --    (.63)   (.83)     --    (.74)  (.43)    (.13)   (.82)   (.49)
 In excess of net
   investment income ...........       --      --    (.06)     --      --      --      --      --      --      --
 From net realized gains
   on investment transactions ..    (1.18)  (2.42)   (.09)   (.86)   (.40)  (1.98)  (3.15)  (3.06)  (9.39)  (5.93)
                                   ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Total distributions ............    (1.58)  (2.42)   (.78)  (1.69)   (.40)  (2.72)  (3.58)  (3.19) (10.21)  (6.42)
                                   ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Net asset value,
 end of period .................   $45.71  $39.72  $42.96  $35.69  $34.36  $34.69  $37.00  $34.79  $33.43  $44.05
                                   ======  ======  ======  ======  ======  ======  ======  ======  ======  ======
TOTAL RETURN (%) ...............    19.25   (2.02)  22.69    9.12     .18    1.46   17.08   14.34    (.47)  40.18
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of period
 ($ millions) ..................    2,515   2,192   2,198  1,180      933     929     783     550     559     791
Ratio of operating
 expenses to average
 net assets (%) ................     1.14    1.19    1.21   1.26     1.30    1.24    1.18    1.22    1.21    1.09
Ratio of net investment
 income to average
 net assets (%) ................      .86     .48     .75   1.13     1.25    2.22    1.33    1.20    1.16    1.19
Portfolio turnover rate (%) ....     45.2    46.3    39.9   29.2     50.4    70.1    49.4    48.3    54.8    66.5

----------

(a) Based on monthly average shares outstanding during the period.


 Financial highlights

Scudder Growth and Income Fund


The following table includes selected data for a share outstanding throughout each period and other performance information derived from the audited financial statements.

If you would like more detailed information concerning the Fund's performance, a complete portfolio listing and audited financial statements are available in the Fund's Annual Report dated December 31, 1995 and may be obtained without charge by writing or calling Scudder Investor Services, Inc.

                                                                        YEARS ENDED DECEMBER 31,
                                            ------------------------------------------------------------------------------
                                             1995    1994   1993(b)  1992    1991    1990    1989    1988    1987    1986
                                            ------------------------------------------------------------------------------
Net asset value, beginning
  of period ..............................  $16.26  $17.24  $16.20  $15.76  $12.77  $14.14  $13.18  $12.31  $15.02  $15.35
                                            ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Income from investment
  operations:
  Net investment income ..................     .55     .49     .49     .57     .57     .65     .67     .60     .68     .67
  Net realized and
    unrealized gain (loss) on
    investment transactions ..............    4.46    (.05)   2.01     .90    2.97   (1.01)   2.75     .86    (.07)   1.96
                                            ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Total from investment
  operations .............................    5.01     .44    2.50    1.47    3.54    (.36)   3.42    1.46     .61    2.63
                                            ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Less distributions from:
  Net investment income ..................    (.56)   (.51)   (.45)   (.53)   (.55)   (.67)   (.69)   (.59)   (.68)   (.68)
  Net realized gains on
    investment transactions ..............    (.48)   (.91)  (1.01)   (.50)     --    (.34)  (1.77)     --   (2.64)  (2.28)
                                            ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Total distributions ......................   (1.04)  (1.42)  (1.46)  (1.03)   (.55)  (1.01)  (2.46)   (.59)  (3.32)  (2.96)
                                            ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
  Net asset value, end of period .........  $20.23  $16.26  $17.24  $16.20  $15.76  $12.77  $14.14  $13.18  $12.31  $15.02
                                            ======  ======  ======  ======  ======  ======  ======  ======  ======  ======
TOTAL RETURN (%)..........................   31.18    2.60   15.59    9.57   28.16   (2.33)  26.36   12.01    3.50   18.27

RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of period
  ($ millions) ...........................   3,061   1,992   1,624   1,166     723     491     490     402     392     385
Ratio of operating expenses to
  average net assets (%) (a) .............     .80     .86     .86     .94     .97     .95     .87     .92     .89     .83
Ratio of net investment income
  to average net assets (%) ..............    3.10    2.98    2.93    3.60    4.03    5.03    4.47    4.63    4.24    4.19
Portfolio turnover rate (%) ..............    26.9    42.3    35.5    27.5    44.7    64.7    76.6    47.6    59.5    45.3

(a) The Adviser did not impose a portion of its management fee amounting to $.02 per share for the year ended December 31, 1992.
    If all expenses, including the management fee not imposed, had been incurred by the Fund, the annualized ratio of expenses to average net assets for such year would have been 1.08% and the total return would have been lower. This ratio includes costs associated with the acquisition of certain assets of Niagara Share Corporation on July 27, 1992, exclusive of these charges the ratio would have been .92%.

(b) Effective January 1, 1993, the Fund discontinued using equalization accounting.


 Financial highlights

Scudder Short Term Bond Fund


The following table includes selected data for a share outstanding throughout each period and other performance information derived from the audited financial statements.

If you would like more detailed information concerning the Fund's performance, a complete portfolio listing and audited financial statements are available in the Fund's Annual Report dated December 31, 1995 and may be obtained without charge by writing or calling Scudder Investor Services, Inc.

                                                                                YEARS ENDED DECEMBER 31,
                                            -----------------------------------------------------------------------------------
                                             1995      1994    1993(c)   1992     1991    1990    1989    1988    1987   1986
                                            -----------------------------------------------------------------------------------
Net asset value, beginning of
  period.................................   $10.91    $12.01   $11.93   $12.25   $11.72  $11.71  $11.19  $11.23  $11.92  $11.35
                                            ------    ------   ------   ------   ------  ------  ------  ------  ------  ------
Income from investment
  operations:
  Net investment income (a)..............      .71       .81      .87      .97     1.08    1.09     .83     .73     .74     .81
  Net realized and unrealized
    gains (losses).......................      .44     (1.15)     .08     (.33)     .53     .01     .61    (.04)   (.58)    .78
                                            ------    ------   ------   ------   ------  ------  ------  ------  ------  ------
Total from investment
    transactions.........................     1.15      (.34)     .95      .64     1.61    1.10    1.44     .69     .16    1.59
                                            ------    ------   ------   ------   ------  ------  ------  ------  ------  ------
Less distributions:
    From net investment income...........     (.43)     (.64)    (.80)    (.96)   (1.08)  (1.09)   (.83)   (.73)   (.74)   (.81)
    From net realized gains..............       --        --     (.03)      --       --      --    (.09)     --    (.11)   (.21)
    In excess of gains...................       --        --     (.04)      --       --      --      --      --      --      --
    From tax return of capital...........     (.28)     (.12)      --       --       --      --      --      --      --      --
                                            ------    ------   ------   ------   ------  ------  ------  ------  ------  ------
Total distributions......................     (.71)     (.76)    (.87)    (.96)   (1.08)  (1.09)   (.92)   (.73)   (.85)  (1.02)
                                            ------    ------   ------   ------   ------  ------  ------  ------  ------  ------
Net asset value, end of period...........   $11.35    $10.91   $12.01   $11.93   $12.25  $11.72  $11.71  $11.19  $11.23  $11.92
                                            ======    ======   ======   ======   ======  ======  ======  ======  ======  ======
TOTAL RETURN (%).........................    10.74     (2.87)    8.18     5.43    14.38    9.88   13.20    6.10    1.40   14.70
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
    ($ millions).........................    1,823     2,136    3,190    2,862    2,247     340      72      10      10       8
Ratio of operating expenses net, to
    average daily net assets (%).........      .75       .73      .68      .75      .44     .16     .36    1.50    1.45    1.45
Ratio of net investment income net,
    to average daily net assets (%)......     6.37      6.93     7.21     8.01     8.96    9.36    7.97    6.48    6.34    6.89
Portfolio turnover rate (%)..............    101.1      65.3     66.1     83.7(b)  41.0    52.9    40.0    23.5    28.7    15.6

(a) Portion of expenses
      reimbursed by
      the Adviser........................   $   --    $   --   $   --   $   --   $   --  $  .02 $   .10  $  .04  $  .04  $   --
    Management fee not imposed
    by the Adviser (Note C)..............   $   --    $   --   $   --   $   --   $  .06  $  .07 $   .05  $   --  $   --  $  .01

    Ratio of operating expenses, including expenses reimbursed, management fee and other expenses not imposed, to average daily net assets aggregated .78%, 1% and 1.19% for the years ended December 31, 1992, 1991 and 1990, respectively.

(b) The high turnover rate reflects an increase in principal prepayments on mortgage securities in the Fund.

(c) Per share amounts have been calculated using weighted average shares outstanding.

    On July 3, 1989, the Fund adopted its present name and objective. Prior to that date, the Fund was known as the General 1994
    Portfolio of Scudder Target Fund and its objectives were current income, capital preservation, and possible capital appreciation. Financial information prior to July 3, 1989 should not be considered representative of the present Fund.


 Financial highlights


Scudder Cash Investment Trust

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the audited financial statements.

If you would like more detailed information concerning the Fund's performance, a complete portfolio listing and audited financial statements are available in the Fund's Annual Report dated June 30, 1996 and may be obtained without charge by writing or calling Scudder Investor Services, Inc.

                                                                        YEARS ENDED JUNE 30,
                            -------------------------------------------------------------------------------------------------
                              1996     1995      1994     1993      1982      1991      1990      1989     1988        1987
                            -------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period ....  $1.000    $1.000    $1.000   $1.000    $1.000    $1.000    $1.000    $1.000     $1.000     $1.000
                            ------    ------    ------   ------    ------    ------    ------    ------     ------     ------
Net investment
  income .................    .048      .048      .027     .027      .047      .069      .080      .082       .064       .056
Distributions from net
  investment income
  and net realized
  capital gains ..........   (.048)    (.048)    (.027)   (.027)    (.047)    (.069)    (.080)    (.082)     (.064)     (.056)
                            ------    ------    ------   ------    ------    ------    ------    ------     ------     ------
Net asset value,
  end of period ..........  $1.000    $1.000    $1.000   $1.000    $1.000    $1.000    $1.000    $1.000     $1.000     $1.000
                            ======    ======    ======   ======    ======    ======    ======    ======     ======     ======
TOTAL RETURN (%) .........    4.89      4.90      2.77     2.75      4.76      7.13      8.23      8.49       6.59       5.71
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end
  of period ($ millions)..   1,387     1,520     1,430    1,119     1,361     1,736     1,644     1,563      1,370      1,144
Ratio of operating
  expenses to average
  daily net assets (%) ...     .83       .78       .82      .78       .70       .66       .67       .66        .68        .68
Ratio of net investment
  income to average
  daily net assets (%) ...    4.79      4.84      2.78     2.72      4.58      6.91      7.93      8.21       6.44       5.55

 A message from Scudder's chairman


We're pleased that you are considering Scudder for your retirement plan. There are many important reasons to invest in your future: to provide a measure of freedom and security after you've stopped working, to maintain your lifestyle, and to complement Social Security and other retirement benefits.

When you invest through an IRA, you reap the additional benefit of tax-deferred earnings growth. Some IRA investors may also deduct all or part of their yearly contributions from current taxes. And in keeping with Scudder's pure no-load(TM) philosophy, Scudder IRAs offer you the added advantage of charging no annual custodial fee.

This prospectus includes four Scudder funds that may be appropriate for investors with different retirement planning needs:

  o  Scudder International Fund

  o  Scudder Growth and Income Fund

  o  Scudder Short Term Bond Fund

  o  Scudder Cash Investment Trust

Scudder's family of 39 pure no-load(TM) mutual funds is designed to provide investors with a complete investment program. If you have any questions about our funds or retirement planning with Scudder, we encourage you to call Scudder Investor Relations at 1-800-225-2470. We look forward to welcoming you as a retirement plan investor at Scudder.


/s/Daniel Pierce


 Fund objectives


  o  Scudder International Fund

     seeks long-term growth of capital primarily from foreign equity securities

  o  Scudder Growth and Income Fund

     seeks long-term growth of capital, current income and growth of income

  o  Scudder Short Term Bond Fund

     seeks a high level of income consistent with a high degree of principal stability

  o  Scudder Cash Investment Trust

     seeks stability of capital while maintaining the liquidity of capital and providing current income from money market securities


 Contents

Introduction                                          8
Scudder International Fund                            8
Scudder Growth and Income Fund                        9
Scudder Short Term Bond Fund                          9
Scudder Cash Investment Trust                         11
Special risk considerations                           11
Additional information about policies
   and investments                                    12
Fund distribution and performance
   information                                        16
Fund organization                                     17
Transaction information                               19
Contributions, exchanges
   and distributions                                  20
Shareholder benefits                                  22
Directors and Officers                                25
Trustees and Officers                                 26
Investment products and services                      27
How to contact Scudder                        Back cover

 Introduction


Scudder International Fund, Scudder Growth and Income Fund, Scudder Short Term Bond Fund and Scudder Cash Investment Trust are mutual funds advised by Scudder, Stevens & Clark, Inc. (the "Adviser"). The four Funds' prospectuses are presented together so you can understand their important differences and decide which Fund or combination of Funds is most suitable for your retirement needs.

Each of these Funds may be appropriate for IRAs, 401(k)s and other retirement plans. With an IRA, you can put aside up to $2,000 of earned income each year until the year you turn age 70 1/2. Whether you have many years until you retire or just a few, IRAs offer an immediate advantage: tax-deferred earnings that compound free of current income taxes, nurturing the growth of your retirement savings.

Investors will also benefit from the cost-savings and professional management of a no-load mutual fund. Each Fund offers all the benefits of the Scudder Family of Funds. Scudder, Stevens & Clark, Inc. has been researching and managing investments since 1919 and offered America's first no-load fund in 1928. It manages over $100 billion in assets, including a diverse family of pure no-load(TM) funds and provides a wide range of services to help investors meet their investment needs. Please refer to "Investment products and services" for additional information.

Except as otherwise indicated, each Fund's investment objectives and policies are not fundamental and may be changed without a vote of shareholders. If there is a change in investment objectives, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There can be no assurance that the Funds' objectives will be met.


 Scudder International Fund


Investment objective and policies

Scudder International Fund seeks long-term growth of capital primarily through a diversified portfolio of marketable foreign equity securities. These securities are selected primarily to permit the Fund to participate in non-United States companies and economies with prospects for growth. The Fund invests in companies, wherever organized, which do business primarily outside the United States. The Fund intends to diversify investments among several countries and to have represented in the portfolio, in substantial proportions, business activities in not less than three different countries. The Fund does not intend to concentrate investments in any particular industry.

Investments

The Fund generally invests in equity securities of established companies, listed on foreign exchanges, which the Adviser believes have favorable characteristics.

When the Adviser believes that it is appropriate to do so in order to achieve the Fund's investment objective of long-term capital growth, the Fund may invest up to 20% of its total assets in debt securities. Such debt securities include debt securities of foreign governments, supranational organizations and private issuers, including bonds denominated in the European Currency Unit (ECU). Portfolio debt investments will be selected on the basis of, among other things, yield, credit quality, and the fundamental outlooks for currency and interest rate trends in different parts of the globe, taking into account the ability to hedge a degree of currency or local bond price risk. The Fund may purchase "investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's") or AAA, AA, A or BBB by Standard & Poor's ("S&P") or, if unrated, judged by the Adviser to be of equivalent quality. The Fund may also invest up to 5% of its total assets in debt securities which are rated below investment-grade (see "Additional information about policies and investments--Risk factors").

In addition, the Fund may enter into repurchase agreements, and may engage in strategic transactions, which may include derivatives.

When the Adviser determines that exceptional conditions exist abroad, the Fund may, for temporary defensive purposes, invest all or a portion of its assets in Canadian or U.S. Government obligations or currencies, or securities of companies incorporated in and having their principal activities in Canada or the U.S.


 Scudder Growth and Income Fund


Investment objective and policies

Scudder Growth and Income Fund seeks long-term growth of capital, current income and growth of income. The Fund invests primarily in common stocks, preferred stocks and securities convertible into common stocks of companies which offer the prospect for growth of earnings while paying current dividends. Over time, continued growth of earnings tends to lead to higher dividends and enhancement of capital value. The Fund allocates its investments among different industries and companies and adjusts its portfolio securities for investment considerations and not for trading purposes.

Investments

The Fund attempts to achieve its investment objective by investing primarily in dividend-paying common stocks, preferred stocks and securities convertible into common stocks. The Fund may also purchase such securities which do not pay current dividends but which offer prospects for growth of capital and future income. Convertible securities (which may be current coupon or zero coupon securities) are bonds, notes, debentures, preferred stocks and other securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The Fund may also invest in nonconvertible preferred stocks consistent with the Fund's objective. From time to time, for temporary defensive purposes, when the Adviser feels such a position is advisable in light of economic or market conditions, the Fund may invest a portion of its assets in cash and cash equivalents. The Fund may invest in foreign securities and in repurchase agreements. It may also loan securities and may engage in strategic transactions. More information about investment techniques is provided under "Additional information about policies and investments."

The Fund's share price fluctuates with changes in interest rates and market conditions. These fluctuations may cause the value of shares to be higher or lower than when purchased.


 Scudder Short Term Bond Fund


Investment objective and policies

Scudder Short Term Bond Fund is designed for investors seeking a higher and more stable level of income than normally provided by money market investments and more price stability than investments in intermediate- and long-term bonds.

The Fund's objective is to provide a high level of income consistent with a high degree of principal stability by investing primarily in high quality, short-term bonds. The dollar-weighted average effective maturity of the Fund's portfolio may not exceed three years. Within this limitation, the Fund may purchase individual securities with remaining stated maturities greater than three years.

Investments

The Fund invests at least 65% of its net assets in a managed portfolio of bonds consisting of U.S. Government securities, including bonds, notes and bills issued by the U.S. Treasury, and securities issued by agencies and instrumentalities of the U.S. Government; corporate debt securities, such as bonds, notes and debentures; mortgage-backed securities; and other asset-backed securities.

Other eligible investments for the Fund are money market instruments which are comprised of commercial paper, bank obligations (i.e., certificates of deposit and bankers' acceptances) and repurchase agreements; privately placed obligations (including restricted securities); and foreign securities, including non-U.S. dollar-denominated securities and U.S. dollar-denominated debt securities issued by foreign issuers and foreign branches of U.S. banks.

 Scudder Short Term Bond Fund
 (cont'd)


In addition, the Fund may purchase indexed securities, securities on a when-issued or forward delivery basis and may engage in dollar roll transactions and strategic transactions. See "Additional information about policies and investments" for more information.

To meet its objective, the Adviser actively manages the Fund's portfolio. Investment decisions are based on general economic and financial trends, such as domestic and international economic developments, the outlook for the securities markets, the level of interest rates and inflation, the supply and demand of debt securities and other factors. The composition of the Fund's portfolio is also determined by individual security analysis. The Adviser's team of experienced credit analysts actively monitors the credit quality of the investments of the Fund.

The net asset value of the Fund is expected to fluctuate with changes in interest rates and bond market conditions, although this fluctuation should be more moderate than that of a fund with a longer average maturity. The Adviser, however, will attempt to reduce principal fluctuation through, among other things, diversification, credit analysis and security selection and adjustment of the Fund's average portfolio maturity. The Fund's share price tends to rise as interest rates decline and decline as interest rates rise. In periods of rising interest rates and falling bond prices, the Adviser may shorten the Fund's average maturity to minimize the effect of declining bond values on the Fund's net asset value. Conversely, during times of falling rates and rising prices, a longer average maturity of up to three years may be sought. When the Adviser believes economic or other conditions warrant, for temporary defensive purposes the Fund may invest more than 35% of its assets in money market instruments.

The Fund's securities generally offer less current yield than securities of lower quality (rated below BBB/Baa) or longer maturity, but lower-quality securities generally have less liquidity, and both tend to have greater credit and market risk and, consequently, more price volatility.

It is against the Fund's policy to make changes in the portfolio for short-term trading purposes. However, the Fund may take advantage of opportunities provided by temporary dislocations in the market to maintain principal stability or enhance income.

High quality securities

The Fund emphasizes high quality investments. At least 65% of the Fund's net assets will be invested in (1) obligations of the U.S. Government, its agencies or instrumentalities, and (2) debt securities rated, at the time of purchase, in one of the two highest ratings categories of S&P (AAA or AA) or Moody's (Aaa or Aa) or, if not rated, judged to be of comparable quality by the Adviser. In addition, the Fund will not invest in any debt security rated at the time of purchase lower than BBB by S&P or Baa by Moody's, or of equivalent quality as determined by the Adviser. Should the rating of a portfolio security be downgraded, the Adviser will determine whether it is in the best interest of the Fund to retain or dispose of the security.

The U.S. Government securities in which the Fund may invest include (1) securities issued and backed by the full faith and credit of the U.S. Government, such as U.S. Treasury bills, notes and bonds; (2) securities, including mortgage-backed securities, issued by an agency or instrumentality of the U.S. Government, including those backed by the full faith and credit of the U.S. Government, such as securities of the Export-Import Bank of the United States, the General Services Administration and the Government National Mortgage Association, and those issued by agencies and instrumentalities, such as Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation which, while neither direct obligations of nor guaranteed by the U.S. Government, are backed by the credit of the issuer itself and may be supported as well by the issuer's right to borrow from the U.S. Treasury; and (3) securities of the U.S. Government, its agencies or instrumentalities on a when-issued or forward delivery basis. In addition, the Fund may invest in repurchase agreements with respect to U.S. Government securities.

 Scudder Cash Investment Trust


Investment objectives and policies

The investment objectives of Scudder Cash Investment Trust are to maintain the stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income. The Fund seeks to maintain a constant net asset value of $1.00 per share.

Investments

The Fund purchases U.S. dollar-denominated securities with remaining maturities of 397 calendar days or less, except in the case of U.S. Government securities which may have remaining maturities of 762 calendar days or less. The dollar-weighted average maturity of the Fund's portfolio will vary with money market conditions, but is always 90 days or less. All securities in the Fund's portfolio must meet credit quality standards pursuant to procedures established by the Trustees. Generally, the Fund may purchase only securities which are rated, or issued by a company with comparable securities rated, within the two highest quality rating categories of one or more of the following rating agencies: Moody's, S&P and Fitch Investors Service, Inc. ("Fitch"). If a security is unrated, the Fund may purchase the security if, in the opinion of the Adviser, the credit quality of the security is deemed equivalent to the rated securities mentioned above. Amendments have been proposed to the federal rules regulating quality, maturity and diversification requirements of money market funds, like the Fund. If the amendments are adopted, the Fund intends to comply with such new requirements.

The Fund may invest in short-term securities consisting of: obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; obligations of supranational organizations such as the International Bank for Reconstruction and Development (the World Bank); obligations of domestic banks and foreign branches of domestic banks, including bankers' acceptances, certificates of deposit, deposit notes and time deposits; and obligations of savings and loan institutions.

The Fund may also invest in: instruments whose credit has been enhanced by banks (letters of credit), insurance companies (surety bonds) or other corporate entities (corporate guarantees); corporate obligations, including commercial paper, notes, bonds, loans and loan participations; securities with variable or floating interest rates; asset-backed securities, including certificates, participations and notes; municipal securities, including notes, bonds and participation interests, either taxable or tax free; and illiquid or restricted securities.

In addition, the Fund may invest in repurchase agreements and securities with put features.

Each of the above referenced eligible investments and investment practices have certain risks associated with them. For a more complete description, please refer to the Fund's Statement of Additional Information.


 Special risk considerations


Global and international investing involves economic and political considerations not typically found in U.S. markets. These considerations include changes in exchange rates and exchange rate controls (which may include suspension of the ability to transfer currency from a given country), costs incurred in conversions between currencies, nonnegotiable brokerage commissions, less publicly available information, different accounting standards, lower trading volume and greater market volatility, the difficulty of enforcing obligations in other countries, less securities regulation, different tax provisions (including withholding on dividends paid to the Fund), war, expropriation, political and social instability, and diplomatic developments.

Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets. These considerations generally are more of a concern in developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. The Adviser seeks to mitigate the risks associated with these considerations through diversification and active professional management.

 Special risk considerations
 (cont'd)

Purchases of foreign securities are usually made in foreign currencies and, as a result, the Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. Further, it may be more difficult for the Fund's agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. The Fund's ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Some countries restrict the extent to which foreigners may invest in their securities markets.

Scudder International Fund is designed for long-term investors who can accept international investment risk. As with any long-term investment, the value of shares when sold may be higher or lower than when purchased. Because of the Fund's international investment policies and the investment considerations discussed above, investment in shares of the Fund should not be considered a complete investment program.

While both Scudder Short Term Bond Fund and Scudder Growth and Income Fund each generally emphasize investments in U.S. Government securities and companies domiciled in the U.S., each may invest in foreign securities that meet the same criteria as each Fund's domestic holdings when the anticipated performance of foreign securities is believed by the Adviser to offer more potential than domestic alternatives in keeping with the investment objective of each Fund. Foreign securities may be denominated either in U.S. dollars or foreign currencies. Scudder International Fund, Scudder Growth and Income Fund and
Scudder Short Term Bond Fund may enter into forward foreign currency exchange contracts in connection with the purchase and sale of securities denominated in a foreign currency.

 Additional information about policies and investments


Investment restrictions

Each Fund has adopted certain fundamental policies which may not be changed without a vote of shareholders and which are designed to reduce the Funds' investment risk.

Each Fund may not borrow money except as a temporary measure for extraordinary or emergency purposes and, in the case of Scudder Short Term Bond Fund, except in connection with reverse repurchase agreements. Each Fund may not make loans except through the lending of portfolio securities, the purchase of debt securities or through repurchase agreements.

A complete description of these and other policies and restrictions is contained
under   "Investment   Restrictions"  in  each  Fund's  Statement  of  Additional
Information.

The high quality securities in which Scudder Cash Investment Trust invests are divided into "first tier" and "second tier" securities. First tier securities are those securities generally rated in the highest category by at least two rating agencies (or one, if only one rating agency has rated the security). Securities which are generally rated in the two highest categories by at least two rating agencies (or one, if only one rating agency has rated the security) and which do not qualify as first tier securities are second tier securities. The Adviser may determine, pursuant to procedures approved by the Trustees, that an unrated security is equivalent to a first tier or second tier security. The Fund will not invest more than 5% of its total assets in second tier securities or more than 1% of its total assets in second tier securities of a single issuer.

Common stocks

Under normal circumstances, Scudder International Fund and Scudder Growth and Income Fund invest primarily in common stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, each Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Smaller companies are especially sensitive to these factors and may even become valueless. Despite the risk of price volatility, however, common stocks also offer the greatest potential for gain on investment, compared to other classes of financial assets such as bonds or cash equivalents.

Securities lending

Scudder Growth and Income Fund may lend portfolio securities to registered broker/dealers as a means of increasing its income. These loans may not exceed 33 1/3% of the Fund's total assets taken at market value. Loans of portfolio securities will be secured continuously by collateral consisting of U.S. Government securities or fixed income obligations that are maintained at all times in an amount at least equal to the current market value of the loaned securities. The Fund will earn any interest or dividends paid on the loaned securities and may share with the borrower some of the income received on the collateral for the loan or will be paid a premium for the loan.

Convertible securities

Scudder Growth and Income Fund and Scudder Short Term Bond Fund may invest in convertible securities which may offer higher income than the common stocks into which they are convertible. The convertible securities in which the Funds may invest include fixed-income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Prior to their conversion, convertible securities may have characteristics similar to both nonconvertible debt securities and equity securities.

Portfolio turnover rate

Scudder Short Term Bond Fund's active management of mortgage holdings in 1995 resulted in a higher portfolio turnover rate. A higher rate involves greater transaction costs to the Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed.

When-issued securities

Scudder Short Term Bond Fund may purchase securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price and yield are generally fixed on the date of commitment to purchase. During the period between purchase and settlement, no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price.

Repurchase agreements

As a means of earning income for periods as short as overnight, each Fund may enter into repurchase agreements with selected banks and broker/dealers. Under a repurchase agreement, a Fund acquires securities, subject to the seller's agreement to repurchase them at a specified time and price.

Scudder Short Term Bond Fund may enter into repurchase commitments with any party deemed creditworthy by the Adviser, including foreign banks and broker/dealers, if the transaction is entered into for investment purposes and the counterparty's creditworthiness is at least equal to that of issuers of securities which the Fund may purchase.

Mortgage and other asset-backed securities

Scudder Short Term Bond Fund may invest in mortgage-backed securities, which are securities representing interests in pools of mortgage loans. These securities provide shareholders with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are paid off.

The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by the Government National Mortgage Association ("GNMA") is backed by GNMA and the full faith and credit of the U.S. Government. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Fund shares. Also, GNMA and other mortgage-backed securities may be purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs. In addition, the Fund may invest in mortgage-backed securities issued by other issuers, such as the Federal National Mortgage Association (FNMA), which are not guaranteed by the U.S. Government. Moreover, the Fund may invest in debt securities which are

 Additional information about
 policies and investments (cont'd)


secured with collateral consisting of mortgage-backed securities and in other types of mortgage-related securities.

The Fund may also invest in securities representing interests in pools of certain other consumer loans, such as automobile loans or credit card receivables. In some cases, principal and interest payments are partially guaranteed by a letter of credit from a financial institution.

Dollar roll transactions

Scudder Short Term Bond Fund may enter into dollar roll transactions with selected banks and broker/dealers. Dollar roll transactions are treated as reverse repurchase agreements for purposes of the Fund's borrowing restrictions and consist of the sale by the Fund of mortgage- backed securities, together with a commitment to purchase similar, but not identical, securities at a future date at the same price. In addition, the Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a fee. Dollar rolls may be renewed after cash settlement and initially may involve only a firm commitment agreement by the Fund to buy the security.

Indexed securities

Scudder Short Term Bond Fund may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of an indexed security may be increased or decreased, depending on changes in the value of the reference instrument.

Strategic Transactions and derivatives

Scudder International Fund, Scudder Growth and Income Fund and Scudder Short Term Bond Fund may, but are not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of the Funds' portfolios or to enhance potential gain. These strategies may be executed through the use of derivative contracts. Such strategies are generally accepted as a part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

In the course of pursuing these investment strategies, the Funds may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions").

Strategic Transactions may be used without limit to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Funds' portfolios resulting from securities markets or currency exchange rate fluctuations, to protect the Funds' unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities  in  the  Funds'  portfolios,  or to  establish  a  position  in  the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Funds' assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Funds to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Funds will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes. Please refer to "Risk factors--Strategic Transactions and derivatives" for more information.

Risk factors

Each Fund's risks are determined by the nature of the securities held and the portfolio management strategies used by the Adviser. The following are descriptions of certain risks related to the investments and techniques that a Fund may use from time to time.

Convertible securities. While convertible securities generally offer lower yields than nonconvertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock.

Securities lending. From time to time, a Fund may lend its portfolio securities to registered broker/dealers as described above. The risks of lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to registered broker/dealers deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans will justify the risk.

Zero coupon securities. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities that make current cash distributions of interest.

Debt securities. Securities rated BBB by S&P or Baa by Moody's are neither highly protected nor poorly secured. These securities normally pay higher yields but involve potentially greater price variability than higher-quality securities. These securities are regarded as having adequate capacity to repay principal and pay interest, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to do so. Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. Scudder International Fund may invest no more than 5% of its total assets in debt securities which are rated below investment-grade; that is, rated below Baa by Moody's or BBB by S&P (commonly referred to as "junk bonds"). The lower the ratings of such debt securities, the greater their risks render them like equity securities. The Fund may invest in securities which are rated D by S&P or, if unrated, are of equivalent quality. Securities rated D may be in default with respect to payment of principal or interest.

Repurchase agreements. If the seller under a repurchase agreement becomes insolvent, the Fund's right to dispose of the securities may be restricted, or the value of the securities may decline before the Fund is able to dispose of them. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the securities under a repurchase agreement, the Fund may encounter delay and incur costs, including a decline in the value of the securities, before being able to sell the securities.

Some repurchase commitment transactions may not provide the Fund with collateral marked-to- market during the term of the commitment.

Mortgage-backed securities. Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities and lessen their growth potential. The Fund may agree to purchase or sell these securities with payment and delivery taking place at a future date. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose the Fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by the Fund, the prepayment right of mortgagors may limit the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of non-callable debt securities.

Other asset-backed securities. In addition to prepayment risk, securities representing pools of certain consumer loans present certain risks that are not presented by mortgage-backed securities. These securities may not have the benefit of any security interest in the underlying assets. Also,

 Additional information about
 policies and investments (cont'd)


there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Dollar roll transactions. If the broker/dealer to whom the Fund sells the securities underlying a dollar roll transaction becomes insolvent, the Fund's right to purchase or repurchase the securities may be restricted; the value of the securities may change adversely over the term of the dollar roll; the securities that the Fund is required to repurchase may be worth less than the securities that the Fund originally held, and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

Illiquid or restricted securities. The absence of a trading market can make it difficult to ascertain a market value for illiquid or restricted securities. Disposing of illiquid or restricted securities may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.

Indexed securities. Indexed securities may be positively or negatively indexed, so that appreciation of the reference instrument may produce an increase or a decrease in the interest rate or value at maturity of the security. In addition, the change in the interest rate or value at maturity of the security may be some multiple of the change in the value of the reference instrument. Thus, in addition to the credit risk of the security's issuer, the Fund will bear the market risk of the reference instrument.

Strategic Transactions and derivatives. Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures contracts and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position.

Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that Scudder International Fund, Scudder Growth and Income Fund and Scudder Short Term Bond Fund may use and some of their risks are described more fully in each Fund's Statement of Additional Information.

 Fund distribution and performance information


Dividends and capital gains distributions

Scudder International Fund intends to distribute dividends from its net investment income, if any, in November or December. Scudder Growth and Income Fund intends to distribute dividends from its net investment income quarterly in

April, July, October and December. Each of Scudder Short Term Bond Fund's and Scudder Cash Investment Trust's dividends from net investment income are declared daily and distributed monthly. Scudder Cash Investment Trust may take into account capital gains and losses (other than long-term capital gains) in its daily dividend declaration.

Each Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in November or December to prevent application of a federal excise tax. An additional distribution may be made within three months of the Funds' fiscal year ends, if necessary. All distributions from shares held in an IRA will automatically be reinvested in additional shares of the Fund.

Performance information

From time to time, quotations of a Fund's performance may be included in advertisements, sales literature or shareholder reports. All performance figures are historical, show the performance of a hypothetical investment and are not intended to indicate future performance.

"Total return" is the change in value of an investment in a Fund for a specified period. The "average annual total return" of a Fund is the average annual compound rate of return of an investment in a Fund assuming that the investment has been held for one year, five years and ten years as of a stated ending date. "Cumulative total return" represents the cumulative change in value of an investment in a Fund for various periods. All types of total return calculations assume that all dividends and capital gains distributions during the period were reinvested in shares of a Fund.

Performance for any of the four funds will vary based upon, among other things, changes in market conditions and the level of the Funds' expenses.

The "capital change" for Scudder International Fund and Scudder Growth and Income Fund measures return from capital, including reinvestment of any capital gains distributions but does not include the reinvestment of dividends.

The "SEC yield" of Scudder Short Term Bond Fund is an annualized expression of the net income generated by the Fund over a specified 30-day (one month) period, as a percentage of the Fund's share price on the last day of that period. This yield is calculated according to methods required by the Securities and Exchange Commission (the "SEC"), and therefore may not equate to the level of income paid to shareholders.

The "yield" of Scudder Cash Investment Trust refers to the income generated by an investment in the Fund over a specified seven-day period. The "effective yield" of Scudder Cash Investment Trust is expressed similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested and will reflect the effects of compounding.


 Fund organization


Each Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). Scudder International Fund's activities are supervised by its Board of Directors. Scudder Growth and Income Fund, Scudder Short Term Bond Fund and Scudder Cash Investment Trust's activities are supervised by their respective Board of Trustees. Shareholders have one vote for each share held on matters on which they are entitled to vote. The Funds are not required to and have no current intention of holding annual shareholder meetings, although special meetings may be called for purposes such as electing or removing Directors or Trustees, changing fundamental investment policies or approving an investment management agreement or advisory contract. Shareholders will be assisted in communicating with other shareholders in connection with removing a Director or a Trustee as if Section 16(c) of the 1940 Act were applicable.

The prospectuses of the Funds are combined in this prospectus. Each Fund offers only its own shares, yet it is possible that a Fund might become liable for a misstatement regarding another Fund. The Directors and Trustees of each Fund have considered this and approved the use of a combined prospectus.

Scudder International Fund

Scudder International Fund is a series of Scudder International Fund, Inc., a Maryland corporation whose predecessor was organized in 1953.

Scudder Growth and Income Fund

Scudder Growth and Income Fund is a series of Scudder Investment Trust. The Trust, formerly known as Scudder Growth and Income Fund, was organized as a Massachusetts business trust in September 1984 and on December 31, 1984 assumed the business of its predecessor, which was organized as a Massachusetts corporation in May 1929.

Scudder Short Term Bond Fund

Scudder Short Term Bond Fund is a series of Scudder Funds Trust. The Trust was organized as a Massachusetts business trust in July 1981 and changed its name from Scudder Target Fund to its current name effective July 3, 1989. The Fund's name and investment objective also were changed to the current ones effective July 3, 1989.

Scudder Cash Investment Trust

Scudder Cash Investment Trust was organized as a Massachusetts business trust in December 1975.

Investment adviser

Each Fund retains the investment management firm of Scudder, Stevens & Clark, Inc., a Delaware corporation, to manage the daily investment and business affairs subject to the policies established by the respective Board of Directors or Boards of Trustees. The Directors have overall responsibility for the management of Scudder International Fund under Maryland law. The Trustees have overall responsibility for the management of Scudder Growth and Income Fund,
Scudder Short Term Bond Fund and Scudder Cash Investment Trust under Massachusetts law.

Each Fund pays the Adviser an investment management or an advisory fee. For each Fund, the fee is graduated so that increases in the Fund's net assets may result in a lower average fee rate and decreases in the Fund's net assets may result in a higher average fee rate.

For Scudder Growth and Income Fund, the Adviser receives an investment management fee for these services equal, on an annual basis, to 0.60% of the first $500 million of average daily net assets, 0.55% of such assets in excess of $500 million, 0.50% of such assets in excess of $1 billion, 0.475% of such assets in excess of $1.5 billion and 0.45% of such assets in excess of $2 billion. From August 9, 1994 to August 7, 1995 the management fee for the portion of the Fund's assets over $2 billion was 0.475%. During this time all other management fees were at their current rate.

For the fiscal year ended March 31, 1996, the Adviser received an investment management fee of 0.82% of Scudder International Fund's average daily net assets.

For the fiscal year ended December 31, 1995, the Adviser received an investment management fee of 0.52% of Scudder Growth and Income Fund's average daily net assets and 0.49% of Scudder Short Term Bond Fund's average daily net assets.

For the fiscal year ended June 30, 1996, the Adviser received an investment advisory fee of 0.41% of Scudder Cash Investment Trust's average daily net assets.

Each Fund's fee is payable monthly, provided that each Fund will make such interim payments as may be requested by the Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

All of the Funds' expenses are paid out of gross investment income. Shareholders pay no direct charges or fees for investment or administrative services.

Scudder, Stevens & Clark, Inc. manages Scudder International Fund and Scudder Short Term Bond Fund from its location at 345 Park Avenue, New York, New York.

Scudder, Stevens & Clark, Inc. manages Scudder Growth and Income Fund and Scudder Cash Investment Trust from its location at Two International Place, Boston, Massachusetts.

Scudder Trust Company, a subsidiary of the Adviser, is the custodian of the retirement plans and is paid an annual fee for some of these plans.

Transfer agent

Scudder Service Corporation,  P.O. Box 2291, Boston, Massachusetts 02107-2291, a
subsidiary  of  the  Adviser,  is  the  transfer,   shareholder   servicing  and
dividend-paying agent for the Funds.

Underwriter

Scudder Investor Services, Inc., a subsidiary of the Adviser, is the Funds' principal underwriter. Scudder Investor Services, Inc. confirms, as agent, all purchases of shares of the Funds. Scudder Investor Relations is a telephone information service provided by Scudder Investor Services, Inc.

Fund accounting agent

Scudder Fund Accounting Corporation, a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the general accounting records for the Funds.

Custodian

Brown Brothers Harriman & Co. is custodian for the Scudder International Fund. State Street Bank and Trust Company is the custodian for Scudder Growth and Income Fund, Scudder Short Term Bond Fund and Scudder Cash Investment Trust.


 Transaction information


Making contributions

Contributions are executed at the next calculated net asset value per share after the Funds' transfer agent receives the contribution request in good order. Contributions are made in full and fractional shares. (See "Share price.") The Funds reserve the right to reject any purchase order for any reason.

By check. If you make a contribution with a check that does not clear, your contribution will be canceled and you will be subject to any losses or fees incurred in the transaction. Checks must be drawn on or payable through a U.S. bank. If you make a contribution by check and request a distribution within seven business days of the contribution, each Fund may hold distribution proceeds until the contribution check has cleared.

By exchange. Your new account will have the same registration and address as your existing account.

You can also make exchanges among your Scudder fund accounts on SAIL, the Scudder Automated Information Line, by calling 1-800-343-2890.

Distributions

Distributions may be requested at any time and must be made in writing. However, shareholders who have reached the age of 70 1/2 are required to begin to receive distributions by April 1, following the year in which they reached age 70 1/2. Written requests for distributions should be made in advance of the required distribution date to ensure that the distribution will be made before that time. Shareholders should specify whether they would like the distribution in a lump sum or in installment payments. Each Fund will make the distribution as soon as possible after receiving the written request. Shareholders are also required to take minimum distributions for each year following the year they turned 70 1/2 and these distributions must be made by December 31 of each year. Call 1-800-225-5163 to request an IRA Distribution form.

Share price

Contributions, distributions and exchanges are made at net asset value. For Scudder International Fund, Scudder Growth and Income Fund and Scudder Short Term Bond Fund, Scudder Fund Accounting Corporation determines net asset value per share as of the close of regular trading on the New York Stock Exchange (the "Exchange"), normally 4 p.m. eastern time, on each day the Exchange is open for trading. For Scudder Cash Investment Trust, Scudder Fund Accounting Corporation determines net asset value per share as of noon, and as of the close of trading on the Exchange, on each day the Exchange is open for trading.

Net asset value per share is calculated by dividing the value of total Fund assets, less all liabilities, by the total number of shares outstanding. In calculating the net asset value per share, each Fund uses the current market value of the securities. However, for securities with 60 days or less to maturity, Scudder Cash Investment Trust uses the amortized cost value.

Telephone transactions

Shareholders automatically receive the ability to exchange by telephone. Each Fund uses procedures designed to give reasonable assurance that telephone instructions are genuine, including recording telephone calls, testing a caller's identity and sending written confirmation

(Continued on page 21)

 Contributions, exchanges and
 distributions

---------------------------------------------------------------------------------------------------------------------
Opening              Minimum initial investment: $1,000
an IRA               A $2,000 contribution gives you the maximum advantage.

Make checks payable  o   By Mail             Send your completed and signed IRA Application, indicating "New IRA"
to "Scudder Trust                            and send a check in the enclosed business reply envelope
Company."

                                                 by regular mail to:       or        by express, registered,
                                                                                     or certified mail to:

                                             Scudder Investor Services, Inc.         Scudder Shareholder
                                             P.O. Box 2291                           Service Center
                                             Boston, MA                              42 Longwater Drive
                                             02107-2291                              Norwell, MA
                                                                                     02061-1612

                     o   In Person           Visit one of our Funds Centers to complete your application with the help of a Scudder representative. Funds Center locations are listed under How to contact Scudder.
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
IRA                  If you've  reached age 70 1/2, you must take your required  minimum  distribution  for the  year
Transfers            before  you complete the transfer.

                                             Send your completed IRA Application and Transfer  Request to one of the
                                             addresses above. We'll take care of everything for you.
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
IRA                  If you've  reached age 70 1/2, you must take your required  minimum  distribution
Rollovers            for the  year  before  you complete the rollover.

Make checks payable                          Send your completed and signed IRA  Application,  indicating "IRA-to-IRA
to  "Scudder Trust                           Rollover" and  send a check  in the  enclosed business  reply  envelope
Company."                                    for   your  rollover  amount to one of the addresses above.
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Direct IRA           If you've  reached age 70 1/2, you must take  your required minimum  distribution
Rollovers            for the year before you complete the rollover.

                                             Send your  completed and signed IRA Application,  indicating  "Rollover
                                             from Employer  Sponsored  Plan" and send  a  check   in  the   enclosed
                                             business  reply  envelope  for your rollover   amount  to  one  of  the
                                             addresses above.

                     If a check is not received with your application, an IRA account will be established in your name, and you will be sent  confirmation  and  instructions for sending the proceeds from your plan.
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

Exchanging Shares    Minimum investments: $1,000 to establish a new account;
                     $50 to exchange among existing IRA accounts

                     o  By Telephone         To speak with a service representative, call 1-800-225-5163 from 8
                                             a.m. to 8 p.m. eastern time or to access SAIL(TM), Scudder's Automated
                                             Information Line, call 1-800-343-2890 (24 hours a day).
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

Distributions                                Call 1-800-225-5163 for information and to request the appropriate distribution form. The form will allow you to elect your distributions in a lump sum or in installment payments. Please see "Transaction information--Tax information."
---------------------------------------------------------------------------------------------------------------------

(Continued from page 19)

of telephone transactions. If a Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. Each Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Signature guarantees. For your protection and to prevent fraudulent distributions, on written distribution requests we require an original signature and an original signature guarantee for each person in whose name the account is registered. (Each Fund reserves the right, however, to require a signature guarantee for all distributions.) You can obtain a signature guarantee from most banks, credit unions or savings associations, or from broker/dealers, municipal securities broker/dealers, government securities broker/dealers, national securities exchanges, registered securities associations or clearing agencies deemed eligible by the SEC. Signature guarantees by notaries public are not acceptable. For more information, please call 1-800-225-5163.

Processing time

All contribution and distribution requests must be received in good order by the Funds' transfer agent. Those requests received by the close of regular trading on the Exchange are executed at the net asset value per share calculated at the close of trading that day. Contribution and distribution requests received after the close of regular trading on the Exchange will be executed the following business day. Contributions received before the close of regular trading on the Exchange will begin earning income the next business day. Shares liquidated to pay a distribution will earn income on the day on which the distribution request is executed.

The Funds will normally send distribution proceeds within one business day following the distribution request, but may take up to seven business days (or longer in the case of shares recently contributed by check).

Short-term trading

Contributions should be made for long-term investment purposes only. Both the Funds and Scudder Investor Services, Inc. each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in a Fund's share price appears evident.

Tax information

Shareholders are eligible to make a regular IRA contribution for any tax year in which they have "earned income." However, shareholders cannot make a regular contribution for the calendar year in which they reach age 70 1/2 or for any later year.

Regular contributions for any tax year must be made during that tax year or by April 15 of the next year. Rollover contributions or transfers to an IRA may be made at any time even if a shareholder has reached the age of 70 1/2, but the minimum required distribution for the year must be taken before a transfer or rollover.

Shareholders are allowed to transfer or roll over all or a part of an IRA investment to another IRA without any tax liability. Shareholders may transfer assets directly from one IRA trustee or custodian to another at any time. Shareholders may also take proceeds from an IRA and roll them over, within 60 days, into another IRA; however, only one rollover may be made from a particular IRA during any 12-month period. If shareholders take a distribution from an IRA and do not roll over all of the money received within the 60-day rollover period, they will be subject to federal income tax, and state and local taxes, if applicable, on any portion they keep. In most cases, if shareholders are younger than 59 1/2, they will also be subject to a 10% federal penalty on the amount not rolled over. In addition, if they are to receive a distribution of all or any part of their interest in an employer-maintained retirement plan, then they may roll over all or a portion of the distribution into an IRA either directly from the employer-maintained plan or within 60 days of the day received, unless the distribution is a required minimum distribution or part of a series of substantially equal payments made over a period of 10 years or more, or the shareholder's life expectancy or the joint life expectancy of the shareholders and their beneficiaries. Please note that distributions paid directly from an employer plan will be subject to a 20% withholding requirement unless they are required minimum distributions or payments made over a period longer than 10 years of the life expectancy or the joint life expectancy of the shareholders and their beneficiaries. Distributions directly rolled over to an IRA are not subject to 20% withholding. An exchange from one Scudder fund to another in the same IRA does not result in immediate taxable income to the IRA owner. Please refer to the IRA Plan Document for complete information.

Social Security number

Be sure to complete the Social Security Number section of the IRA application when you open an account. Each Fund reserves the right to reject new account applications without a Social Security number. Each Fund also reserves the right, following 30 days' notice, to distribute all shares in accounts without a Social Security number. A shareholder may avoid involuntary distribution by providing the Fund with a Social Security number during the 30-day notice period.

Minimum balances

Shareholders should maintain an IRA share balance worth at least $1,000, which amount may be changed by each Fund's Board of Directors or Board of Trustees. A shareholder may open an account with at least $500, if an automatic investment plan of $50/month is established. Each Fund reserves the right, following 60 days' written notice to shareholders, to distribute all shares in sub-minimum accounts, including accounts of new investors, where a reduction in value has occurred due to a distribution or exchange out of the account. This distribution may be subject to tax and penalties.

Reductions in value that result solely from market activity will not trigger an involuntary distribution. Each Fund will mail the proceeds of the distributed account to the shareholder. The shareholder may restore the share balance to $1,000 or more during the 60-day notice period and must maintain it at no lower than that minimum to avoid involuntary distribution.

Third party transactions

If contributions and distributions of Fund shares are arranged and settlement is made at an investor's election through a member of the National Association of Securities Dealers, Inc., other than Scudder Investor Services, Inc., that member may, at its discretion, charge a fee for that service.

Redemption-in-kind

Scudder International Fund and Scudder Growth and Income Fund reserve the right, if conditions exist which make cash payments undesirable, to honor any request for distribution by making payment in whole or in part in readily marketable securities chosen by each Fund and valued as they are for purposes of computing each Fund's net asset value (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Fund at the beginning of the period.


 Shareholder benefits


Experienced professional management

Scudder, Stevens & Clark, Inc., one of the nation's most experienced investment management firms, actively manages your Scudder fund investment. Professional management is an important advantage for investors who do not have the time or expertise to invest directly in individual securities.

A team approach to investing

Each Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder's large staff of economists, research analysts, traders and other investment specialists who work in Scudder's offices across the United States and abroad. Scudder believes its team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

Scudder  International  Fund.  Lead Portfolio  Manager Carol L. Franklin  joined
Scudder International Fund's portfolio management team in 1986 and has been responsible for setting the Fund's investment strategy and overseeing security selection for the Fund's portfolio since 1992. Ms. Franklin, who has 19 years of experience in finance and investing, joined Scudder in 1981. Nicholas Bratt, Portfolio Manager, directs Scudder's overall global equity investment strategies. Mr. Bratt joined Scudder and the team in 1976. Irene T. Cheng, Portfolio Manager, joined Scudder and the team in 1993. Ms. Cheng has 12 years of experience in finance and investing. Francisco S. Rodrigo III, Portfolio Manager, joined Scudder and the team in 1994. Mr. Rodrigo has been involved with investment in global and international stocks and bonds as a portfolio manager and analyst since 1989. Joan R. Gregory, Portfolio Manager, focuses on stock selection, a role she has played since she joined Scudder in 1992. Ms. Gregory, who joined the team in 1994, has been involved with investment in global and international stocks as an assistant portfolio manager since 1989.

Scudder Growth and Income Fund. Lead Portfolio Manager Robert T. Hoffman has had responsibility for setting the Fund's stock investing strategy and overseeing the Fund's day-to-day operations since 1991. Mr. Hoffman, who joined Scudder in 1990 as a portfolio manager, has 12 years of experience in the investment industry, including several years of pension fund management experience. Kathleen T. Millard, Portfolio Manager, has been involved in the investment industry since 1983 and has worked as a portfolio manager since 1986. Ms. Millard, who joined the team and Scudder in 1991, focuses on strategy and stock selection. Benjamin W. Thorndike, Portfolio Manager, is the Fund's chief analyst and strategist for convertible securities. Mr. Thorndike, who has 17 years of investment experience, joined Scudder in 1983 as a portfolio manager and the Fund in 1986. Lori Ensinger, Portfolio Manager, joined the Fund in 1996 and focuses on stock selection and investment strategy. Ms. Ensinger has worked in the investment industry since 1983 and at Scudder since 1993. G. Todd Silva, Portfolio Manager, has focused on stock selection and investment strategy since joining the Fund in 1996. Mr. Silva, who joined Scudder in 1993, has over six years of investment experience.

Scudder Short Term Bond Fund. Since the Fund was introduced in 1989, Lead Portfolio Manager Thomas M. Poor has had responsibility for its day-to-day operation. Mr. Poor, who joined Scudder in 1970, sets the Fund's general investment strategies. Christopher L. Gootkind, Portfolio Manager, also has been a member of the Fund's team since its inception. Mr. Gootkind, who has worked as a portfolio manager at Scudder since 1986, has responsibility for the Fund's investments in financial institutions and asset-backed securities. Scott E. Dolan, Portfolio Manager, joined the team in 1994 and is responsible for implementing the Fund's strategy. Mr. Dolan, who joined Scudder in 1989, has four years of experience in compliance analysis and account administration and has worked as a portfolio manager since 1993.

Scudder Cash Investment Trust. Lead Portfolio Manager David Wines assumed responsibility for the Fund's day-to-day management in 1996. Mr. Wines focuses on overall investment strategy and has eight years of investment industry experience. Stephen L. Akers, Portfolio Manager, joined the Fund's team in 1994 and has managed several fixed-income portfolios since joining Scudder in 1984. Debra A. Hanson, Portfolio Manager, assists with the development and execution of investment strategy and has been with Scudder since 1983. K. Sue Cote, Portfolio Manager, joined Scudder in 1983 and has 13 years experience working with short-term fixed-income investments.

SAIL(TM)--Scudder Automated Information Line

For personalized account information including fund prices, yields and account balances, to perform transactions in existing Scudder fund accounts, or to obtain information on any Scudder fund, shareholders can call Scudder's Automated Information Line (SAIL) at 1-800-343-2890, 24 hours a day. During periods of extreme economic or market changes, or other conditions, it may be difficult for you to effect telephone transactions in your account. In such an event you should write to the Fund; please see "How to contact Scudder" for the address.

Shareholder statements

All of your Scudder IRA fund investments are reported on one convenient quarterly statement. All of your statements should be retained to help you keep track of account activity.

Shareholder reports

In addition to consolidated account statements, you receive periodic shareholder reports highlighting relevant information, including investment results and a review of portfolio changes.

To reduce the volume of mail you receive, only one copy of most Fund reports, such as the Fund's Annual Report, may be mailed to your household (same surname, same address). Please call 1-800-225-5163 if you wish to receive additional shareholder reports.

T.D.D. service for the hearing impaired

Scudder's full range of investor information and shareholder services is available to hearing impaired investors through a toll-free T.D.D. (Telephone Device for the Deaf) service. If you have access to a T.D.D., call 1-800-543-7916 for investment information, or specific account questions and transactions.

 Directors and Officers


Scudder International Fund

    Daniel Pierce*
        Chairman of the Board and Director

    Nicholas Bratt*
        President and Director

    Paul Bancroft III
        Director; Venture Capitalist and Consultant

    Thomas J. Devine
        Director; Consultant

    Keith R. Fox
        Director; President, Exeter Capital
        Management Corporation

    William H. Gleysteen, Jr.
        Director; Consultant

    Dudley H. Ladd*
        Director

    William H. Luers
        Director; President, The Metropolitan
        Museum of Art

    Dr. Wilson Nolen
        Director; Consultant

    Juris Padegs*
        Director, Vice President and Assistant
        Secretary

    Dr. Gordon Shillinglaw
        Director; Professor Emeritus of Accounting,
        Columbia University Graduate School of Business

    Robert W. Lear
        Honorary Director; Executive-in-Residence, Visiting Professor, Columbia University Graduate School of Business

    Robert G. Stone, Jr.
        Honorary Director; Chairman of the Board and Director, Kirby Corporation

    Elizabeth J. Allan*
        Vice President

    Carol L. Franklin*
        Vice President

    Edmund B. Games, Jr.*
        Vice President

    Jerard K. Hartman*
        Vice President

    William E. Holzer*
        Vice President

    Thomas W. Joseph*
        Vice President

    David S. Lee*
        Vice President and Assistant Treasurer

    Thomas F. McDonough*
        Vice President and Secretary

    Pamela A. McGrath*
        Vice President and Treasurer

    Edward J. O'Connell*
        Vice President and Assistant Treasurer

    Kathryn L. Quirk*
        Vice President and Assistant Secretary

    Richard W. Desmond*
        Assistant Secretary

    Coleen Downs Dinneen*
        Assistant Secretary


    * Scudder, Stevens & Clark, Inc.

 Trustees and Officers


Scudder Growth and Income Fund, Scudder Short Term Bond Fund and
Scudder Cash Investment Trust

    Daniel Pierce*
        President and Trustee (1,2)

    David S. Lee*
        President and Trustee (3); Vice President (1,2)

    Henry P. Becton, Jr.
        Trustee (1,3); President and General Manager,
        WGBH Educational Foundation

    Lynn S. Birdsong*
        Trustee (2)

    Sheryle J. Bolton
        Trustee (2); Consultant

    E. Michael Brown*
        Trustee (3)

    Thomas J. Devine
        Trustee (2); Consultant

    Dawn-Marie Driscoll
        Trustee (3); Attorney and Corporate Director

    Peter B. Freeman
        Trustee (2,3); Corporate Director and Trustee

    Dudley H. Ladd*
        Vice President (3) and Trustee (1,3)

    George M. Lovejoy, Jr.
        Trustee (1,3); President and Director, Fifty Associates

    Wesley W. Marple, Jr.
        Trustee (1); Professor of Business Administration,
        Northeastern University

    Dr. Wilson Nolen
        Trustee (2); Consultant

    Juris Padegs*
        Trustee (1,2)

    Jean C. Tempel
        Trustee (1); General Partner, TL Ventures

    Stephen L. Akers*
        Vice President (3)

    Bruce F. Beaty*
        Vice President (1)

    Jerard K. Hartman*
        Vice President

    Robert T. Hoffman*
        Vice President (1)

    Thomas W. Joseph*
        Vice President

    Valerie F. Malter*
        Vice President (1)

    Thomas M. Poor*
        Vice President (2)

    Thomas F. McDonough*
        Vice President, Secretary;
        Assistant Treasurer (1,2)

    Pamela A. McGrath*
        Vice President and Treasurer

    Edward J. O'Connell*
        Vice President and Assistant Treasurer

    Kathryn L. Quirk*
        Vice President and Assistant Secretary (2)

    Coleen Downs Dinneen*
        Assistant Secretary

    * Scudder, Stevens & Clark, Inc.

        (1) Scudder Growth and Income Fund
        (2) Scudder Short Term Bond Fund
        (3) Scudder Cash Investment Trust
        All Funds unless otherwise indicated.

 Investment products and services


   The Scudder Family of Funds

   Money market
     Scudder Cash Investment Trust
     Scudder U.S. Treasury Money Fund
   Tax free money market+
     Scudder Tax Free Money Fund
     Scudder California Tax Free Money Fund*
     Scudder New York Tax Free Money Fund*
   Tax free+
     Scudder California Tax Free Fund*
     Scudder High Yield Tax Free Fund
     Scudder Limited Term Tax Free Fund
     Scudder Managed Municipal Bonds
     Scudder Massachusetts Limited Term Tax Free Fund*
     Scudder Massachusetts Tax Free Fund*
     Scudder Medium Term Tax Free Fund
     Scudder New York Tax Free Fund*
     Scudder Ohio Tax Free Fund*
     Scudder Pennsylvania Tax Free Fund*
   Income
     Scudder  Emerging Markets Income Fund
     Scudder Global Bond Fund
     Scudder GNMA Fund
     Scudder High Yield Bond Fund
     Scudder Income Fund
     Scudder International Bond Fund
     Scudder Short Term Bond Fund
     Scudder Zero Coupon 2000 Fund
   Growth and Income
     Scudder Balanced Fund
     Scudder Growth and Income Fund
   Growth
     Scudder Capital Growth Fund
     Scudder Classic Growth Fund
     Scudder Development Fund
     Scudder  Emerging  Markets Growth Fund
     Scudder  Global  Discovery Fund
     Scudder  Global Fund Scudder Gold Fund
     Scudder  Greater  Europe Growth Fund
     Scudder  International  Fund
     Scudder  Latin  America Fund
     Scudder Micro Cap Fund
     Scudder Pacific Opportunities Fund
     Scudder Quality Growth Fund
     Scudder Small  Company  Value Fund
     Scudder 21st Century  Growth Fund
     Scudder  Value Fund
     The Japan Fund

---------------------------------------------------------
---------------------------------------------------------
   Closed-end Funds#
     The Argentina Fund, Inc.
     The Brazil Fund, Inc.
     The First Iberian Fund, Inc.
     The Korea Fund, Inc.
     The Latin America Dollar Income Fund, Inc.
     Montgomery Street Income Securities, Inc.
     Scudder New Asia Fund, Inc.
     Scudder New Europe Fund, Inc.
     Scudder World Income Opportunities Fund, Inc.
---------------------------------------------------------
---------------------------------------------------------
   Retirement Plans and
   Tax-Advantaged Investments
     IRAs
     Keogh Plans
     Scudder Horizon Plan*+++ (a variable annuity)
     401(k) Plans
     403(b) Plans
     SEP-IRAs
     Profit Sharing and Money Purchase Pension Plans
---------------------------------------------------------
---------------------------------------------------------
   Institutional Cash Management
     Scudder Institutional Fund, Inc.
     Scudder Fund, Inc.
     Scudder Treasurers Trust(TM)++

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +A portion of the income from the tax-free funds may be subject to federal, state and local taxes. *Not available in all states. +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #Funds advised by Scudder, Stevens & Clark, Inc. and traded on various stock exchanges. ++An institutional cash management service that utilizes certain portfolios of Scudder Fund, Inc. ($100,000 minimum). Call 1-800-541-7703 for information.

 How to contact Scudder

Account Service and Information:                             Scudder Brokerage Services:

For existing account service     Scudder Investor Relations  To receive information       Scudder Brokerage Services**
and transactions                 1-800-225-5163              about this discount          1-800-700-0820
                                                             brokerage service and to
                                                             obtain an application

                                                             Please address all correspondence to:
For personalized information     Scudder Automated                    The Scudder Funds
about your Scudder accounts;     Information Line (SAIL)              P.O. Box 2291
exchanges and redemptions; or    1-800-343-2890                       Boston, Massachusetts
information on any Scudder fund                                       02107-2291

                                 Visit the Scudder World Wide Web Site at:
                                          http://funds.scudder.com

Investment Information:                                      Or Stop by a Scudder Funds Center:

To receive information about     Scudder Investor            Many  shareholders   enjoy  the  personal,   one-on-one
the Scudder funds, for           Relations                   service  of the  Scudder  Funds  Centers.  Check  for a
additional applications and      1-800-225-2470              Funds  Center  near   you--they  can  be  found  in  the
prospectuses, or for investment                              following cities:
questions

For establishing 401(k) and      Scudder Defined             Boca Raton                   New York
403(b) plans                     Contribution Services       Boston                       San Francisco
                                 1-800-323-6105              Chicago

For information on Scudder Treasurers  Trust(TM),  an        For information on Scudder Institutional   Funds*,
institutional   cash  management  service  for               funds designed to meet the broad  investment
corporations, non-profit organizations  and  trusts          management and service  needs of banks  and  other
which utilizes certain portfolios of Scudder Fund, Inc.*     institutions, call: 1-800-854-8525.
($100,000 minimum), call: 1-800-541-7703.

Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.

*    Contact  Scudder  Investor  Services,  Inc.,  Distributor,   to  receive  a
     prospectus with more complete  information,  including  management fees and expenses. Please read it carefully before you invest or send money.

**   Scudder  Brokerage  Services,   Inc.,  42  Longwater  Drive,   Norwell,  MA
     02061--Member NASD/SIPC.

